SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 19, 1999



                              TII INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                            (State of Incorporation)


        1-8048                                          66-0328885
   -------------------                         -------------------------------
  (Commission File No.)                       (IRS Employer Identification No.)



   1385 Akron Street, Copiague, New York                       11726
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  (Address of Principal Executive Offices)                   (Zip Code)


                                 (516) 789-5000
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               (Registrant's telephone number, including area code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events
------            ------------

                  On April 7, 1999, counsel for David H. Addis and Hemda Z. Addis (the "Plaintiffs") and counsel for the Company and its eight directors (the "Defendants") entered into a Memorandum of Understanding (the "Memorandum of Understanding") pursuant to which an agreement in principle was reached to settle a purported class action lawsuit (the "Action") instituted by the Plaintiffs against the Defendants on March 19, 1999 in the Court of Chancery of the State of Delaware in and for New Castle County.

                  The Action alleged, in general, (i) that the Defendants breached their fiduciary duties of loyalty and care in authorizing the Company to enter into a Stock Purchase Agreement dated as of December 31, 1998 (the "Stock Purchase Agreement") between the Company and Alfred J. Roach, Chairman of the Board of Directors and a director of the Company, to acquire from Mr. Roach all of the outstanding shares of capital stock of PRC Leasing, Inc., which was subject to, among other things, stockholder approval, (ii) that the Defendants breached a duty of disclosure to stockholders of the Company, alleging that the Proxy Statement being used in connection with a Special Meeting of Stockholders of the Company scheduled for April 20, 1999 (the "Special Meeting") to consider the Stock Purchase Agreement was materially misleading, omitted material information and contained misleading partial disclosures, (iii) that the Company's authority to issue more than 1,520,000 shares of Common Stock upon conversion of its Series C Convertible Redeemable Preferred Stock (the
"Preferred Stock") approved by stockholders at the 1998 Annual Meeting of Stockholders on December 8, 1998 (the "Change in the Exchange Cap") violated the Certificate of Designation with respect to the Preferred Stock filed with the Secretary of State of the State of Delaware and was invalid and (iv) that options amended under the Company's 1995 Stock Option Plan and options granted pursuant to the Company's 1998 Stock Option Plan were invalid and constituted a gift and waste of corporate assets.

                  Plaintiffs seek an Order of the Court, among other things, (i) rescinding the Stock Purchase Agreement and enjoining the Special Meeting and the issuance of the shares of the Company's Common Stock under the Stock Purchase Agreement, (ii) declaring that the Change in the Exchange Cap is invalid, ineffective and void, (iii) declaring that the granting and repricing of such stock options is invalid, ineffective and void, enjoining the exercise of such stock options and canceling any shares issued upon exercise of such stock options and (iv) awarding damages and reasonable costs of the Action.

                  The Memorandum of Understanding provides, among other things, that subject to final Court approval of the settlement, (i) the Company and Mr. Roach will rescind and withdraw the Stock Purchase Agreement and the issuance of the shares of the Company's Common Stock pursuant thereto will not occur, (ii) the Company will cancel the Special Meeting, (iii) the Plaintiffs will acknowledge that the Change in the Exchange Cap did not violate the Certificate of Designation related to the Preferred Stock and (iv) options with respect to 10,000 and 50,000 shares of the Company's Common Stock of Alfred J. Roach and Timothy J. Roach under the Company's 1995

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


Stock Option Plan, which were inadvertently amended on October 8, 1998, would be amended based on the average of the high and low market price for the Common Stock on April 7, 1999, the date the Memorandum of Understanding was entered into, and shall be non-qualified stock options and (v) the Action will be dismissed with prejudice, on the merits and, except for attorneys' fees as may be awarded by the Court to Plaintiffs' counsel, without costs to either party, and the Defendants will be given a release from, and settlement of, all claims that are, were or could have been asserted by any Plaintiff and any record or beneficial holder of the Company's Common Stock, (including their legal representatives, heirs, sucessors in interest, transferees and assignees, immediate and remote), other than the Defendants and their affiliates, during the period from March 8, 1999 until a record date within five business days of the mailing of notice of the proposed settlement of the Action.

                  The Defendants have agreed to pay any amount awarded by the Court for attorneys' fees and expenses up to a maximum of $300,000 and not to oppose any application for such award. The Company has been advised that most, if not all, of such maximum amount is covered by insurance.

                  The consummation of the settlement is subject to, among other things, (i) the entering into of a Stipulation of Settlement and other documentation and (ii) final Court approval of the settlement and dismissal of the Action with prejudice, on the merits and, except as set forth above, without costs.

                  The foregoing is a brief description of the Memorandum of Understanding and is qualified in its entirety by reference to the copy thereof filed as Exhibit 99.1 to this Report.

                  On April 7, 1999, the Company issued the press release, filed as Exhibit 99.2 of this Report, with respect to the Memorandum of Understanding and the cancellation of the Special Meeting.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of business acquired:  None.

                  (b)      Exhibits.

                  99.1 Memorandum of Understanding between counsel to the plaintiffs and counsel to the defendants in the action entitled David H. Addis and Hemda Z. Addis v. TII Industries, Inc., Alfred J. Roach, Timothy J. Roach, Dorothy Roach, George S. Katsarakes, James R. Grover, Jr., William G. Sharwell, Dr. Joseph C. Hogan and C. Bruce Barksdale.

                  99.2     Press Release dated April 7, 1999.


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


                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TII INDUSTRIES, INC.



Dated:  April 14, 1999              By:    /s/ Paul G. Sebetic
                                           -------------------------------------
                                           Paul G. Sebetic,
                                           Vice President Finance




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


                                  EXHIBIT INDEX
                                  -------------


Exhibit No.
----------

99.1 Memorandum of Understanding between counsel to the plaintiffs and counsel to the defendants in the action entitled David H. Addis and Hemda Z. Addis v. TII Industries, Inc., Alfred J. Roach, Timothy J. Roach, Dorothy Roach, George S. Katsarakes, James R. Grover, Jr., William G. Sharwell, Dr. Joseph C. Hogan and C. Bruce Barksdale.

99.2              Press Release dated April 7, 1999.


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